Deutsche
Asset Management
                                                                       [DB Logo]



Summary Prospectus | December 21, 2017



Deutsche U.S. Multi-Factor Fund





 CLASS/Ticker    R6   DMFRX    INST   DMFJX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated December 21, 2017, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Russell 1000 Comprehensive Factor Index.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                                                R6        INST
                                                        ----------  ----------
Management fee                                              0.15        0.15
-------------------------------------------------------     ----        ----
Distribution/service (12b-1) fees                          None        None
-------------------------------------------------------    -----       -----
Other expenses1                                             0.47        0.53
-------------------------------------------------------    -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES                        0.62        0.68
-------------------------------------------------------    -----       -----
Fee waiver/expense reimbursement                            0.32        0.33
-------------------------------------------------------    -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT                                       0.30        0.35
-------------------------------------------------------    -----       -----

(1) "Other expenses" are based on estimated amounts for the current fiscal year.

The Advisor has contractually agreed through December 20, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.30% and 0.35% for Class R6 and Institutional Class, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period)

remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


YEARS        R6    INST
-------  ------  ------
1        $31     $36
--       ---     ---
3        166     184
--       ---     ---
5        314     346
--       ---     ---
10       744     815
--       ---     ---

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for the period from May 1, 2017 (commencement of operations) through August 31, 2017: 10%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by US companies.


The fund, using a "passive" or indexing investment approach, seeks investment results, before fees and expenses, that correspond generally to the performance of the Russell 1000 Comprehensive Factor Index (the "Underlying Index"), which is designed to track the equity market performance of companies in the United States selected on the investment style criteria ("factors") of value, momentum, quality, low volatility and size. The companies eligible for the Underlying Index are derived from its starting universe, the Russell 1000 Index, which is comprised of large-cap equity securities from issuers in the United States. The index provider, Frank Russell Company ("Index Provider"), selects companies from the starting universe for the Underlying Index by applying a consistent rules-based methodology to achieve exposure to companies demonstrating the factors listed below, while considering levels of diversification and capacity:
o VALUE. Value investing generally refers to a strategy that buys stocks whose price is lower than the fundamental value of the stock. The Index
   Provider's methodology for measuring the value factor attempts to identify stocks that have low prices relative to their fundamental value and that provide the possibility of excess returns. The value score is calculated by measuring a company's valuation based on, among other things, cash-flow yield, earnings yield and sales to price and then comparing it to the company's valuation based on share price.

o MOMENTUM. Momentum style investing emphasizes investing in securities that have had higher recent price performance compared to other securities, with the expectation that this will continue to produce short term excess returns in the future. The momentum score is calculated based on each company's cumulative 11 month return. The Index Provider's methodology for measuring the momentum factor attempts to identify stocks with stronger past performance over the short term.

o QUALITY. The Index Provider's methodology for measuring the quality factor attempts to identify stocks that are characterized by low debt, stable earnings growth, and other "quality" metrics, with the expectation that these will provide the possibility of excess returns. The quality score is calculated from a company's leverage and profitability (e.g., return on assets, asset turnover and accruals).

o LOW VOLATILITY. Volatility is a statistical measurement of the magnitude of increases or decreases in a stock's price over time. The low volatility score is calculated based on the standard deviation of 5 years of weekly total returns. Low volatility investing is a strategy based on the concept that stocks that exhibit low volatility tend to perform better than stocks with higher volatility. The Index Provider's methodology for measuring the low volatility factor attempts to identify stocks with a historically lower risk (and higher return) profile relative to higher risk.

o SIZE. The size factor seeks to capture excess returns of smaller companies relative to larger counterparts. The size score is calculated based on the full market capitalization of a company. The Index Provider's methodology for measuring the size factor attempts to identify stocks of smaller companies relative to their larger counterparts, with the expectation that these will provide the possibility of excess returns.


Companies are weighted in the Underlying Index based on their relative exposure to all five factors with companies that have higher factor scores receiving larger weightings. While no one factor is favored, in terms of weighting, the factors may not be weighted equally at all times. Companies that do not display meaningful multi-factor characteristics are not eligible for inclusion in the Underlying Index.


As of September 30, 2017, the Underlying Index consisted of 823 securities, with an average market capitalization of approximately $28.79 billion and a minimum market capitalization of approximately $1.06 billion. As of September 30, 2017, the Underlying Index was wholly comprised of securities of issuers from the United States.


The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of September 30, 2017, a significant percentage of the Underlying Index was comprised of issuers in the financial services (23.5%), industrials (19.9%) and consumer discretionary (16.1%) sectors.


The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index. The fund may also invest in depositary receipts in respect of equity securities that comprise the Underlying Index to seek performance that corresponds to the fund's Underlying Index. Investments in such depositary receipts will count towards the fund's 80% investment policy discussed above with respect to instruments that comprise the Underlying Index.


The fund may invest up to 20% in other securities, including securities not in the Underlying Index, money market funds advised by the Advisor, convertible securities and structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index).


MANAGEMENT PROCESS. Portfolio management seeks a long-term correlation between fund performance, before expenses, and the Underlying Index of 95% or better (perfect correlation being 100%). Portfolio management seeks to replicate, before expenses, the risk and return characteristics of the Underlying Index through investments in equity securities of companies that make up the Underlying Index, in approximately the same weightings as the Underlying Index. At times, the fund may use a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities included in the Underlying Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.


Portfolio management may limit or avoid exposure to any stock in the Underlying Index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on



                                       2
                                                 Deutsche U.S. Multi-Factor Fund


                                            SUMMARY PROSPECTUS December 21, 2017
its merits. Conversely, portfolio management may gain exposure to a stock not included in the Underlying Index when it believes such exposure is consistent with the fund's goals (for example, in anticipation of a stock being added to the Underlying Index).

DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class, to keep cash on hand to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price. To the extent the fund invests in a particular capitalization or sector, the fund's performance may be affected by the general performance of that particular capitalization or sector.


INDEX CONSTRUCTION RISK. A stock included in the Underlying Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently the fund's holdings may not exhibit returns consistent with that factor trait.


MULTIFACTOR RISK. The Underlying Index, and thus the fund, seeks to provide exposure to large-cap stocks in the United States based on the following factors: value, momentum, quality, low volatility and size. There can be no assurance that targeting exposure to such investment factors will enhance the fund's performance over time. It is expected that targeting exposure to such investment factors will detract from performance in some market environments, perhaps for extended periods. In such circumstances, portfolio management will seek to maintain exposure to the targeted investment factors and will not adjust the fund's investment process to target different factors.


VALUE SECURITIES RISK. Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. The rules-based methodology may be unsuccessful in creating an index that emphasizes undervalued securities.


MOMENTUM SECURITIES RISK. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. Momentum can turn quickly, and stocks that previously exhibited high positive momentum characteristics may not experience continued positive momentum. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum will be less than returns on other styles of investing.


QUALITY STOCKS RISK. Stocks included in the Underlying Index are deemed to be quality stocks pursuant to the Underlying Index's methodology (based on such factors as profitability, efficiency and earnings quality), but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to fund shareholders. Many factors can affect a stock's quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.


VOLATILITY RISK. Although the Underlying Index was created to seek lower volatility than the Russell 1000 Index, there is no guarantee that these strategies will be successful. The rules-based methodology of the Underlying Index may be unsuccessful in creating an index that minimizes volatility, and there is a risk that the fund may experience more than minimum volatility. Securities in the fund's portfolio may be subject to price volatility and the prices may not be any less volatile than the Russell 1000 Index, and could be more volatile.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund's performance.



                                       3
                                                 Deutsche U.S. Multi-Factor Fund


                                            SUMMARY PROSPECTUS December 21, 2017

CONSUMER DISCRETIONARY SECTOR RISK. The fund invests a significant portion of its assets in securities issued by companies in the consumer discretionary sector in order to track the Underlying Index's allocation to that sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.


FINANCIAL SERVICES SECTOR RISK. The fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index's allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.


INDUSTRIALS SECTOR RISK. The fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index's allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.


INDEXING RISK. While the exposure of the Underlying Index to its component securities is by definition 100%, the fund's effective exposure to Underlying Index securities may vary over time. Because the fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.


TRACKING ERROR RISK. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund's return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund's securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Market disruptions and regulatory restrictions could have an adverse effect on the fund's ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, if portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of Underlying Index. In light of the factors discussed above, the fund's return may deviate significantly from the return of the Underlying Index.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may have to sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment



                                       4
                                                 Deutsche U.S. Multi-Factor Fund


                                            SUMMARY PROSPECTUS December 21, 2017
could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


Since the fund commenced operations on May 1, 2017, performance information is not available for a full calendar year. When performance information is available it can show how a fund's returns vary from year to year and can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

BRYAN RICHARDS, CFA, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.


PATRICK DWYER, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.


NAVID SOHRABI, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in December 2017.


SHLOMO BASSOUS, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in December 2017.


CHARLOTTE CIPOLLETTI, ASSOCIATE. Portfolio Manager of the fund. Began managing the fund in December 2017.


PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                         AUTOMATIC
                               UGMAS/   INVESTMENT
            NON-IRA    IRAS     UTMAS        PLANS
        -----------  ------  --------  -----------
R6         None       N/A      N/A         N/A
--      ---------    ------  --------  -----------
INST    1,000,000     N/A      N/A         N/A
--      ---------    ------  --------  -----------

In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class and Class R6 shares.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET


The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.


Class R6 shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.



                                       5
                                                 Deutsche U.S. Multi-Factor Fund


                                            SUMMARY PROSPECTUS December 21, 2017

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.


                                       6
                                                 Deutsche U.S. Multi-Factor Fund
                                  SUMMARY PROSPECTUS December 21, 2017 DUMFF-SUM